UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

---------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2005

Citibank Omni-S Master Trust
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

New York	000-24776	Not Applicable
--------------------------------------------------------------------------------------------
(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification No.)

c/o Citi Omni-S Finance LLC
701 East 60th Street, North
P.O. Box 6034, MC 1251, Room A
Sioux Falls, South Dakota	57117
-------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (605) 331-2671

NOT APPLICABLE
--------------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

Pursuant to Section 6.16 of the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling Agreement"), among Citi Omni-S Finance LLC (as successor to SRFG, Inc.) (the "Seller"), The Bank of New York (as successor trustee to Bank One, National Association (formerly The First National Bank of Chicago)) (the "Trustee") and Citibank (South Dakota), National Association (as successor to Sears, Roebuck and Co.), as Servicer, approximately $4,113,940,000 principal amount of investor certificates (or interests therein) owned by the Seller were cancelled by the Trustee, effective as of October 31, 2005. Simultaneously with such cancellation, the Seller Interest (as defined in the Pooling Agreement) was increased by the amount of such cancelled investor certificates (or interests therein). The notice from the Seller to the Trustee that is required pursuant to Section 6.16 of the Pooling Agreement and that identifies the amount of each series and class of investor certificates (or interests therein) that was cancelled is attached hereto as Exhibit 20.1.

Pursuant to the terms of Reassignment No. 13 of Receivables, dated as of October 31, 2005 ("Reassignment No. 13"), by and between the Seller and the Trustee and Section 2.09 of the Pooling Agreement, the Seller has caused approximately $5,000,495,022 of receivables to be removed from the Citibank Omni-S Master Trust. The removed receivables consist of approximately $4,924,115,330 of principal receivables and approximately $76,379,692 of finance charge receivables. The Seller Interest (as defined in the Pooling Agreement) will be reduced by the amount of the removed principal receivables. Reassignment No. 13 is attached hereto as Exhibit 4.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

4.1	Reassignment No. 13 of Receivables, dated as of October 31, 2005

20.1	Notice to Trustee regarding cancellation of certain Investor Certificates (or interests therein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIBANK OMNI-S MASTER TRUST
(Registrant)

By: Citi Omni-S Finance LLC
as Seller

By: /s/ Douglas C. Morrison
Name: Douglas C. Morrison
Title: President

Dated: November 4, 2005

3